ՉՎԵՐԱԿԱՆԳՆՎՈՂ ՎԱՐԿԱՅԻՆ ԳԾԻ
ՊԱՅՄԱՆԱԳԻՐ ԹԻՎ V10-004882

ք. Երևան   քսանվեցը մարտի երկու հազար տասը թվական

«ՀԱՅԲԻԶՆԵՍԲԱՆԿ» Փակ բաժնետիրական ընկերությունը (Հասցե՝ քաղաք Երևան, Նալբանդյան 48 (քառասունութ)), այսուհետ՝ Բանկ, ի դեմս Վարչության նախագահ Արա Կիրակոսյանի, որը գործում է կանոնադրության հիման վրա, մի կողմից և «ՄԵԳՈ - ԳՈԼԴ»ՍՊԸ-ն (Հասցե՝ ք. Երևան, Թումանյան 2(երկու)ա շ., բն 2 (երկու)), ի դեմս տնօրեն՝ Աշոտ Պողոսյանի, որը գործում է կանոնադրության հիման վրա, ***այսուհետ՝ Վարկառու***, մյուս կողմից, միասին անվանվելով Կողմեր, կնքեցին սույն պայմանագիրը այսուհետ՝ Պայմանագիր հետևյալի մասին.

1. ՊԱՅՄԱՆԱԳՐԻ ԱՌԱՐԿԱՆ

1.1. Բանկը Վարկառուի համար բացում է 1 000 000 000 (մեկ միլիարդ) ՀՀ դրամ գումարի չափով չվերականգնվող վարկային գիծ:
1.2. Վարկային գիծը բացվում է մինչև 20.03.2015թ-ը մարման վերջնական ժամկետով: Վարկային գիծը համարվում է բացված Պայմանագրի 1.10 կետում նշված գրավի պայմանագրից ծագող իրավունքների պետական գրանցման պահից:
1.3. Վարկառուի կողմից վարկային գծի օգտագործված մասը ամբողջությամբ կամ մասնակի մարելու դեպքում վարկային գծի մարված մասը չի վերականգնվում, իսկ սկսած 20.04.2011թ-ից վարկային գծի օգտագործված մասը մարում է հավասարաչափ:
1.4. Վարկային գծի շրջանակներում Վարկառուի կողմից օգտագործված միջոցների (այսուհետև՝ վարկի գումար) նկատմամբ հաշվարկվում է տարեկան 14%-ի չափով տոկոսագումար:
1.5. .Վարկային գծի բացման պահից Պայմանագրի 1.1. կետում նշված վարկային գծի չօգտագործված մնացորդի նկատմամբ հաշվարկվում է տարեկան 2%-ի չափով տոկոսագումար:
1.6. Վարկային գծի օգտագործման համար հաշվեգրված տոկոսները վճարվում են յուրաքանչյուր ամսվա քսանին:
1.7. Վարկի մասնակի մարումների և տոկոսագումարների մարման օրը ոչ աշխատանքային օր լինելու դեպքում, և տոկոսների մարումն իրականացվում է մարման օրվան հաջորդող առաջին աշխատանքային օրը:
1.8. Վարկային գծի սահմանաչափի շրջանակներում Վարկառուին վարկի գումարները տրամադրվում են Վարկառուի կողմից վարկի գումարը ստանալու դիմումը /հայտը/ Բանկ ներկայացնելու պահից 3 (երեք) աշխատանքային օրվա ընթացքում:
1.9. Վարկի գումարը տրամադրվում է գործունեության ընդլայնման նպատակով:
1.10. Վարկառուն Պայմանագրով ստանձնած վարկային պարտավորությունների կատարման ապահովման համար պարտավորվում է գրավ դնել «Մեգո - Գոլդ» ՍՊԸ-ի 100% բաժնեմասը, որը պատկանում է «Գլոբալ Գոլդ Մայնինգ» ՍՊԸ-ին և «Հանքարդյունահանման նպատակով ընդերքօգտագործման լիցենզային թիվ 287 պայմանագրի» և 2005թ. օգոստոսի 5-ին տրամադրված հանքարդյունահանման ՀԱ-Լ- 14/356 լիցենզիայով հավաստվող հանքային իրավունքը:

2. ՀԱՇՎԱՐԿՆԵՐԻ ԵՎ ՎՃԱՐՈՒՄՆԵՐԻ ԿԱՏԱՐՄԱՆ ԿԱՐԳԸ

2.1. Վարկի գումարը համարվում է Վարկառուին տրամադրված՝ այն Վարկառուի բանկային հաշվին մուտքագրման պահից:
2.2. Պայմանագրով հաշվարկների իրականացման համար տարին ընդունվում է 365 օր:
2.3. Վարկի գումարի նկատմամբ Պայմանագրի 1.4. կետով սահմանված տոկոսագումարների հաշվարկումը սկսվում է վարկի գումարը Վարկառուի բանկային հաշվին մուտքագրվելու օրվանից՝ վարկի գումարի փաստացի օգտագործած օրերի համար:
2.4. Հաշվարկված տոկոսագումարները 2.4. կետում սահմանված ժամկետներում չվճարելու դեպքում, Վարկառուն Բանկին վճարում է տույժ՝ յուրաքանչյուր ուշացրած օրվա համար ժամկետանց տոկոսագումարի 0,5 տոկոսի չափով:
2.5. Վարկառուին տրամադրված վարկի գումարը Պայմանագրի 1.2. կետում սահմանված ժամկետում չմարելու դեպքում Վարկառուն Բանկին վճարում է տույժ՝ յուրաքանչյուր ուշացված օրվա համար ժամկետանց գումարի 0,2 տոկոսի չափով:

2.6. Պայմանագրի 1.2. կետում նախատեսված ժամկետում վարկի չմարման դեպքում, ժամկետանց գումարի նկատմամբ հաշվարկվում է ՀՀ ԿԲ-ի կողմից սահմանված բանկային տոկոսի հաշվարկային դրույքի կրկնապատիկ չափը, որը Համաձայնագիրը կնքելու պահին կազմում է 26%:

3. ԿՈՂՄԵՐԻ ԻՐԱՎՈՒՆՔՆԵՐԸ ՈՒ ՊԱՐՏԱԿԱՆՈՒԹՅՈՒՆՆԵՐԸ

3.1. **Բանկը պարտավոր է՝**

3.1.1. Պահպանել Վարկառուի կողմից տրամադրված տեղեկատվության գաղտնիությունը՝ ՀՀ օրենսդրությամբ սահմանված կարգով:

3.2. **Բանկն իրավունք ունի՝**

3.2.1. Հրաժարվել վարկի գումարը կամ նրա մի մասը Վարկառուին տրամադրելուց, եթե ծագել են այնպիսի հանգամանքներ, որոնք ակնհայտորեն վկայում են, որ Վարկառուին տրամադրվելիք գումարը Պայմանագրի 1.2. կետում նշված ժամկետում չի վերադարձվի,

3.2.2. Կատարել վարկի գումարի նպատակային օգտագործման նկատմամբ վերահսկողություն՝ ինչպես անձամբ, այնպես էլ մասնագիտացված անկախ կազմակերպությունների միջոցով,

3.2.3. Վարկառուից պահանջել Վարկառուի ֆինանսատնտեսական վիճակը բնութագրող, ինչպես նաև վարկի գումարի նպատակային օգտագործումը հիմնավորող տեղեկատվություն,

3.2.4. Վարկի գումարը և հաշվարկված տոկոսագումարները Պայմանագրում սահմանված ժամկետներում չմարելու դեպքում, ինչպես նաև Պայմանագրով նախատեսված հիմքերով տույժերի ծագման դեպքում՝ անակցեպտ կարգով գանձել պարտավորության ժամկետանց գումարը (ներառյալ տույժերը և տուգանքները) Վարկառուի բոլոր բանկերում սպասարկվող հաշվարկային, ընթացիկ, արտարժութային, ավանդային և այլ բանկային հաշիվներից, որի համար սույն կետի համաձայն Վարկառուն Բանկին տալիս է իրավասություն և վերջինիս լիազորում է իր անունից վճարման հանձնարարականներ ներկայացնել ցանկացած բանկ՝ Պայմանագրի 1.1 կետում նշված վարկի, դրա տոկոսների, տույժերի գանձման համար հասանելիք գումարների չափով,

3.2.5. Վարկառուի կողմից Պայմանագրով նախատեսված ցանկացած պայմանի չկատարման կամ անպատշաճ կատարման, այդ թվում՝ վարկի գումարի կամ տոկոսագումարների ժամանակին չվճարման, ինչպես նաև Վարկառուի ֆինանսատնտեսական վիճակի վատթարացման, վարկի գումարի ոչ նպատակային օգտագործման, վարկ ստանալու նպատակով Բանկ ներկայացված փաստաթղթերում կեղծ տվյալների հայտնաբերման, օրենսդրությամբ սահմանված կարգով երրորդ անձանց կողմից Վարկառուի նկատմամբ սնանկության գործընթաց սկսվելու, ինչպես նաև նրան սնանկ ճանաչելու, Վարկառուի պարտավորությունների կատարման ապահովման համար կնքված Գրավի պայմանագրով Գրավատուի ստանձնած պարտավորությունների չկատարման կամ անպատշաճ կատարման դեպքերում՝

ա/ միակողմանի լուծել պայմանագիրը և պահանջել պարտավորությունների վաղաժամկետ կատարում, իսկ պարտավորությունների չկատարման կամ ոչ պատշաճ կատարման դեպքերում՝ գրավի պայմանագրով սահմանված կարգով իրացնել գրավադրված գույքը՝ իրացումից ստացված հասույթն ուղղելով Պայմանագրով Վարկառուի ստանձնած պարտավորությունների և գրավադրված գույքի իրացման հետ կապված ծախսերի մարմանը,

բ/ դադարեցնել Վարկառուի հետագա վարկավորումը:

3.2.6. ՀՀ օրենսդրությամբ սահմանված կարգով Վարկառուի սնանկացման կամ նրա գույքի բռնագանձման հայց ներկայացնել դատարան,

3.2.7. Վարկային մոնիտորինգը կատարել ինչպես ինքնուրույնաբար՝ իր աշխատակիցների միջոցով, այնպես էլ իր կողմից պատշաճ կերպով լիազորված անկախ կազմակերպության /մասնագետի/ միջոցով:

3.3. **Վարկառուն պարտավոր է՝**

3.3.1. Պայմանագրով նախատեսված ժամկետներում կատարել վարկի գումարի և դրա դիմաց հաշվարկված տոկոսագումարների վճարումները,

3.3.2. Նախապես ձեռք բերել Բանկի գրավոր համաձայնությունը հետևյալ գործառնություններն իրականացնելու դեպքերում՝

ա/ երրորդ անձանցից վարկեր /փոխառություններ/ կամ ՀՀ օրենսդրությամբ սահմանված այլ եղանակով միջոցներ ներգրավելիս,

բ/ չկնքել այնպիսի գործարքներ, այդ թվում՝ տարաժամկետ վճարման պայմանով Վարկառուի գույքի օտարման ցանկացած գործարքներ, որոնք ուղղակի կամ անուղղակի կապված են Վարկառուի կողմից գույքի գրավադրման, անհատույց տրամադրման, ձեռքբերման, օտարման կամ գույքի օտարման հնարավորության հետ, և որոնց արժեքը գործարքը կնքելու մասին որոշում

ընդունելու պահի դրությամբ կազմում է Վարկառուի ակտիվների հաշվեկշռային արժեքի 25 %-ը և/կամ ավելին:

Սույն կետով նախատեսված գործողությունները Վարկառուն կարող է իրականացնել միայն Բանկի գրավոր համաձայնությունը ձեռք բերելուց հետո: Առանց Բանկի գրավոր համաձայնության հիշատակված գործողությունները Պայմանագրի գործողության ընթացքում չեն թույլատրվում:

3.3.3. Նախապես՝ առնվազն մեկ ամիս առաջ տեղեկացնել Բանկին հետևյալ գործառնությունները իրականացնելու մտադրության վերաբերյալ՝ իր կանոնադրական կապիտալում փոփոխություններ կատարելու, բաժնետերերի /մասնակիցների/ կազմում փոփոխություններ կատարելու, ինչպես նաև իրավաբանական անձանց պետական ռեգիստրում որևէ փոփոխություն կամ լրացում գրանցելու, Վարկառուի վերակազմավորման մտադրության դեպքերում,

3.3.4. Իր նկատմամբ սնանկացման կամ լուծարման գործընթաց սկսվելու դեպքերում անհապաղ մարել վարկի գումարը՝ անկախ դրա մարման պայմանագրային ժամկետի, վճարելով վարկի գումարի փաստացի օգտագործման օրերի համար հաշվարկված տոկոսագումարները և տույժերը,

3.3.5. Ստացված վարկի գումարն օգտագործել միայն Պայմանագրով նախատեսված նպատակներով,

3.3.6. Չխոչընդոտել վարկի նպատակային օգտագործման նկատմամբ վերահսկողություն իրականացնելու Բանկի կամ նրա կողմից լիազորված անձանց գործողություններին,

3.3.7. Կրել պատասխանատվություն՝ ՀՀ օրենսդրությամբ սահմանված կարգով, իր կողմից Բանկին ներկայացված փաստաթղթերի ու տվյալների արժանահավատության համար:

4. ԱՅԼ ՊԱՅՄԱՆՆԵՐ

4.1. Վարկառուի կողմից վարկը չվերադարձնելու և տոկոսների գծով ժամկետանց պարտք առաջանալու դեպքում Վարկառուի կողմից վճարվող գումարներն սկզբում ուղղվում են. կատարված ծախսերի մարմանը՝ պարտքը բռնագանձելու դեպքում, տույժերի, տուգանքների վճարմանը, տոկոսների գծով պարտքի մարմանը, այնուհետև հիմնական պարտքի գումարի մարմանը:

4.2. Վարկառուն Պայմանագրով ստանձնած պարտավորությունների համար պատասխանատվություն է կրում անկախ մեղքի բացակայությունից:

4.3. Վարկի տրամադրումը գրավով, երաշխիքով կամ պարտավորության այլ ապահովման միջոցով ապահոված լինելու դեպքում Բանկն իրավունք ունի Պայմանագրով ստանձնած պարտավորությունների վաղաժամկետ կատարում պահանջել նաև այդ պայմանագրերով նախատեսված հիմքերով և կարգով:

4.4. Կողմերը պարտավորվում են անհապաղ տեղեկացնել միմյանց փոստային կամ բանկային վավերապայմանների, ինչպես նաև իրավաբանական հասցեների փոփոխության մասին:

5. ՎԵՃԵՐԻ ԼՈՒԾՄԱՆ ԿԱՐԳԸ

5.1. Պայմանագրի կապակցությամբ Կողմերի միջև ծագած վեճերը և տարաձայնությունները լուծվում են բանակցությունների միջոցով, իսկ համաձայնության չգալու դեպքում՝ ՀՀ օրենսդրությամբ սահմանված կարգով:

6. ԵԶՐԱՓԱԿԻՉ ԴՐՈՒՅԹՆԵՐ

6.1. Պայմանագիրն ուժի մեջ է մտնում Կողմերի ստորագրման պահից և գործում է մինչև Պայմանագրով նախատեսված Կողմերի պարտավորությունների լրիվ կատարումը:

6.2. Պայմանագրում Կողմերի համաձայնությամբ կարող են կատարվել փոփոխություններ և լրացումներ, որոնք օրինական են միայն այն դեպքում, եթե դրանք կատարված են գրավոր և ստորագրված են Կողմերի կողմից:

6.3. Պայմանագրով ստանձնած պարտավորությունների կատարումը պարտադիր է Կողմերի իրավահաջորդների համար:

6.4. Կողմերից յուրաքանչյուրը պարտավորվում է ապահովել մյուս կողմից ստացված ֆինանսական, առևտրային և այլ տեղեկատվության խիստ գաղտնիությունը: Նման տեղեկատվության փոխանցումը երրորդ անձանց հնարավոր է միայն երկու կողմերի գրավոր համաձայնությամբ, ինչպես նաև ՀՀ օրենսդրությամբ նախատեսված դեպքերում:

6.5. Պայմանագիրը կազմված է հայերեն լեզվով երկու օրինակից, որոնք ունեն հավասարազոր իրավաբանական ուժ: Յուրաքանչյուր կողմին տրվում է մեկական օրինակ:

7. ԿՈՂՄԵՐԻ ԻՐԱՎԱԲԱՆԱԿԱՆ ՀԱՍՑԵՆԵՐԸ ԵՎ ՎԱՎԵՐԱՊԱՅՄԱՆՆԵՐԸ

ԲԱՆԿ
«ՀԱՅԲԻԶՆԵՍԲԱՆԿ» ՓԲԸ
ՀՀ, քաղաք Երևան, Նալբանդյան 48
Հեռախոս՝ 54 03 24, 54 27 10
Թ/հ N 103002101154

Վարչության նախագահ՝

------------------- Արամ Գրիգորյան

Կ.Տ

ՎԱՐԿԱՌՈՒ
«ՄԵԳՈ - Գոլդ» ՍՊԸ
Հասցե՝ ք. Երևան, Թումանյան 2(երկու)ա
շ., բն 2 (երկու)

Տնօրեն՝

------------------- Աշոտ Պողոսյան

Կ.Տ